UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number: 811-3081

                         DREYFUS APPRECIATION FUND, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   December 31

Date of reporting period:  June 30, 2003

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.


      DREYFUS
      APPRECIATION FUND, INC.

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Appreciation Fund, Inc. covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund produced a total return of 8.13%.(1) For the same period, the total return of the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was 11.75%.(2)

The stock market rallied during the second quarter of 2003 as military action in Iraq wound down and investors began to look forward to stronger economic growth. The fund's return trailed that of the S&P 500 Index, however, primarily because of its focus on high-quality stocks at a time when lower-quality investments generally led the market's advance.

What is the fund's investment approach?

The fund invests primarily in large, well-established multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well-suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The portfolio and stock market benefited during the first six months of 2003 as investors' economic expectations improved. During the first calendar quarter of 2003, investors focused on the persistently sluggish economy and impending war with Iraq, and stocks were volatile, hitting their lows for the reporting period in March. For the second calendar quarter of 2003, as the fighting in Iraq wound down, investors shifted their attention from geopolitical issues to the prospects for an improving U.S. economy and corporate earnings. Expectations of
stronger   economic   growth   were  fueled  by  the  Federal  Reserve  Board's
accommodative monetary policy, including a reduction in short-term interest rates of 25 basis points in late June, and the Bush Administration's stimulative fiscal policies, including reductions in the tax rates for capital gains and dividends.

Unfortunately, the stocks that benefited most during the rally were not the types of companies in which the fund invests. Stocks that are more economically sensitive, including a number of relatively speculative stocks in the beaten-down technology group, tended to post the largest gains. In contrast, the fund focuses on high-quality, blue-chip companies that, in our view, can grow their earnings steadily and consistently across different economic climates.

For example, the consumer staples group has long represented the largest area of investment for the fund. While most of the fund's holdings in this area remained fundamentally sound, they did somewhat lag during the reporting period as traders shifted assets away from these relatively conservative issues toward more speculative stocks. Conversely, the fund's relatively light exposure to the technology group prevented it from participating fully in the sector's gains. In addition, the fund' s relative performance was hindered by its larger than average exposure to large pharmaceutical companies, which were hurt during the reporting period by concerns that a possible Medicare prescription benefit might lead to greater regulatory oversight of drug prices.


On the other hand, the fund received positive contributions to relative performance from the industrials group, where General Electric posted impressive gains. Gains from individual stocks such as micro-chip giant Intel and
pharmaceutical   leader  Pfizer  also  benefited  the  fund's  return,  despite relatively lackluster contributions to performance from their industry groups.

What is the fund's current strategy?

Our stock selection strategy continues to maintain a long-term perspective and with an emphasis on quality. We believe that investors' recent preference for more speculative stocks will prove to be temporary, and investors are likely to favor larger, steadily growing companies as they increasingly recognize that the economy is likely to expand at a relatively modest pace. Accordingly, we recently have made few changes to the portfolio's composition. We believe that our longstanding, conservative approach will position the portfolio well for an economic environment that, in our view, is likely to be characterized by moderate growth, low inflation and low interest rates.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund



June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.5%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.7%

Christian Dior                                                                                  600,000               24,011,176

AUTOMOBILES & COMPONENTS--.1%

Ford Motor                                                                                      280,905  (a)           3,087,146

BANKING--6.3%

Federal Home Loan Mortgage                                                                      950,000               48,231,500

Federal National Mortgage Association                                                         1,900,000              128,136,000

SunTrust Banks                                                                                  625,000               37,087,500

                                                                                                                     213,455,000

CAPITAL GOODS--5.7%

Emerson Electric                                                                                850,000               43,435,000

General Electric                                                                              4,400,000              126,192,000

Honeywell International                                                                         825,000               22,151,250

                                                                                                                     191,778,250

DIVERSIFIED FINANCIALS--7.4%

American Express                                                                              1,200,000               50,172,000

Citigroup                                                                                     2,500,333              107,014,252

J.P. Morgan Chase & Co.                                                                       1,650,000               56,397,000

Merrill Lynch                                                                                   770,000               35,943,600

                                                                                                                     249,526,852

ENERGY--10.3%

BP, ADR                                                                                       1,850,000               77,737,000

ChevronTexaco                                                                                   850,000               61,370,000

Exxon Mobil                                                                                   4,702,598              168,870,294

Royal Dutch Petroleum, ADR                                                                      850,000               39,627,000

                                                                                                                     347,604,294

FOOD, BEVERAGE & TOBACCO--17.1%

Altria Group                                                                                  3,800,000              172,672,000

Anheuser-Busch Cos.                                                                           1,250,000               63,812,500

Coca-Cola                                                                                     2,850,000              132,268,500

Kraft Foods                                                                                   1,600,000               52,080,000

Nestle, ADR                                                                                   1,250,000               64,726,562

PepsiCo                                                                                       2,050,000               91,225,000

                                                                                                                     576,784,562

FOOD & STAPLES RETAILING--5.8%

Wal-Mart Stores                                                                               1,850,000               99,289,500

Walgreen                                                                                      3,150,000               94,815,000

                                                                                                                     194,104,500


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--17.7%

Abbott Laboratories                                                                           1,400,000               61,264,000

Eli Lilly & Co                                                                                  700,000               48,279,000

Johnson & Johnson                                                                             2,800,000              144,760,000

Merck & Co.                                                                                   1,845,000              111,714,750

Pfizer                                                                                        6,075,000              207,461,250

Roche Holding, ADR                                                                              300,000               23,493,750

                                                                                                                     596,972,750

HOTELS RESTAURANTS & LEISURE--1.0%

McDonald's                                                                                    1,525,000               33,641,500

HOUSEHOLD & PERSONAL PRODUCTS--6.0%

Colgate-Palmolive                                                                             1,000,000               57,950,000

Estee Lauder Cos, Cl. A                                                                         800,000               26,824,000

Procter & Gamble                                                                              1,300,000              115,934,000

                                                                                                                     200,708,000

INSURANCE--5.9%

American International Group                                                                  1,050,000               57,939,000

Berkshire Hathaway, Cl. A                                                                           800  (b)          58,000,000

Marsh & McLennan Cos.                                                                         1,650,000               84,265,500

                                                                                                                     200,204,500

MEDIA/ENTERTAINMENT--3.6%

AOL Time Warner                                                                               1,407,500  (b)          22,646,675

Fox Entertainment Group, Cl. A                                                                  882,700  (b)          25,404,106

McGraw-Hill Cos.                                                                              1,100,000               68,200,000

News Corp, ADR                                                                                  120,000                3,632,400

                                                                                                                     119,883,181

RETAILING--1.5%

Target                                                                                        1,300,000               49,192,000

SEMICONDUCTOR & EQUIPMENT--3.1%

Intel                                                                                         5,000,000              103,920,000

SOFTWARE & SERVICES--2.0%

Microsoft                                                                                     2,700,000               69,147,000

TECHNOLOGY HARDWARE & EQUIPMENT--.4%

International Business Machines                                                                 150,000               12,375,000

TELECOMMUNICATION SERVICES--2.8%

BellSouth                                                                                     1,775,000               47,268,250

SBC Communications                                                                            1,725,192               44,078,656

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES (CONTINUED)

Verizon Communications                                                                          100,000                3,945,000

                                                                                                                      95,291,906

TRANSPORTATION--1.1%

United Parcel Service, Cl. B                                                                    575,000               36,627,500

TOTAL COMMON STOCKS

   (cost $2,670,109,983)                                                                                           3,318,315,117
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%

AUTOMOBILES & COMPONENTS--.6%

Ford Motor Capital Trust ll, Conv., 6.50%                                                       450,000               19,552,500

MEDIA--.6%

News, ADR, Cum.,$.4428                                                                          800,000               20,040,000

TOTAL PREFERRED STOCKS

   (cost $41,636,726)                                                                                                 39,592,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  .74%, 8/7/2003

   (cost $2,121,385)                                                                          2,123,000                2,121,323
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.1%                                                                    Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $3,370,860)                                                                          3,370,860                3,370,860
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,717,238,954)                                                           99.8%            3,363,399,800

CASH AND RECEIVABLES (NET)                                                                          .2%                5,278,825

NET ASSETS                                                                                       100.0%            3,368,678,625



(A) ALL OF THIS SECURITY IS ON LOAN. AT JUNE 30, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $3,087,146 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $3,370,860.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                           Cost         Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments (including securities
        loaned valued at $3,087,146)--Note 1(c)    2,717,238,954  3,363,399,800

Cash                                                                 13,972,709

Dividends and interest receivable                                     5,373,717

Receivable for investment securities sold                             3,966,914

Receivable for shares of Common Stock subscribed                      2,666,768

Prepaid expenses                                                        102,993

                                                                  3,389,482,901
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,743,364

Due to Fayez Sarofim & Co.                                              768,556

Payable for shares of Common Stock redeemed                          13,438,493

Liability for securities loaned--Note 1(c)                            3,370,860

Accrued expenses                                                      1,483,003

                                                                     20,804,276
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,368,678,625
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,708,925,407

Accumulated undistributed investment income--net                     21,301,403

Accumulated net realized gain (loss) on investments                 (7,710,665)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  646,162,480
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,368,678,625
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      99,884,540

NET ASSET VALUE, offering and redemption price per share ($)              33.73

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $486,614 foreign taxes withheld at source)   36,010,028

Interest                                                               391,855

Income from securities lending                                          31,047

TOTAL INCOME                                                        36,432,930

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,428,539

Sub-Investment advisory fee--Note 3(a)                               4,257,457

Shareholder servicing costs--Note 3(b)                               6,157,676

Prospectus and shareholders' reports                                    94,596

Custodian fees--Note 3(b)                                               85,808

Registration fees                                                       43,795

Directors' fees and expenses--Note 3(c)                                 42,810

Professional fees                                                       28,427

Loan commitment fees--Note 2                                            13,468

Interest expense--Note 2                                                 3,100

Miscellaneous                                                           18,415

TOTAL EXPENSES                                                      15,174,091

INVESTMENT INCOME--NET                                              21,258,839
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (6,928,624)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                240,697,359

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             233,768,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               255,027,574

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         21,258,839           29,925,846

Net realized gain (loss) on investments        (6,928,624)            (782,041)

Net unrealized appreciation
   (depreciation) on investments              240,697,359         (660,260,523)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  255,027,574         (631,116,718)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (525,447)         (29,490,937)

Net realized gain on investments                       --          (1,409,168)

TOTAL DIVIDENDS                                 (525,447)         (30,900,105)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 504,838,210       1,407,661,089

Dividends reinvested                              485,380          28,644,573

Cost of shares redeemed                     (519,628,726)      (1,040,328,890)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (14,305,136)          395,976,772

TOTAL INCREASE (DECREASE) IN NET ASSETS     240,196,991         (266,040,051)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,128,481,634        3,394,521,685

END OF PERIOD                               3,368,678,625        3,128,481,634

Undistributed investment income--net           21,301,403             568,011
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    15,998,979          40,350,613

Shares issued for dividends reinvested             15,854             891,861

Shares redeemed                              (16,387,874)         (30,276,063)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (373,041)           10,966,411

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                Six Months Ended
                                   June 30, 2003                                          Year Ended December 31,
                                                             -----------------------------------------------------------------------
                                      (Unaudited)            2002            2001           2000            1999             1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      31.20           38.02           42.93           45.73           42.07            32.38

Investment Operations:

Investment income--net                        .21(a)          .31(a)          .28(a)          .29(a)          .23(a)           .23

Net realized and unrealized
   gain (loss) on investments                2.33           (6.81)          (4.88)            .42            3.97             9.76

Total from
   Investment Operations                     2.54           (6.50)          (4.60)            .71            4.20             9.99

Distributions:

Dividends from investment
   income--net                               (.01)           (.30)           (.31)           (.29)           (.23)            (.23)

Dividends from net realized
   gain on investments                         --            (.02)             --           (3.09)           (.31)            (.07)

Dividends in excess
   of net realized gain
   on investments                              --               --             --            (.13)             --               --

Total Distributions                          (.01)           (.32)           (.31)          (3.51)            (.54)           (.30)

Net asset value,
   end of period                            33.73           31.20           38.02           42.93            45.73           42.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             8.13(b)       (17.14)         (10.75)           1.80             9.97           30.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                      .48(b)          .97             .91             .88              .88             .89

Ratio of interest expense and
   loan commitment fees
   to average net assets                      .00(b,c)       .00(c)          .00(c)           .01              .01              --

Ratio of net investment
   income to average
   net assets                                 .67(b)         .90             .72              .64              .51              .75

Portfolio Turnover Rate                      1.74(b)        1.77            5.03             4.28            11.77             1.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                          3,368,679      3,128,482       3,394,522        3,846,196        4,742,081        4,162,016



(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund' s sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by Dreyfus as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $264,160 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $29,490,937 and long term capital gains $1,409,168. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2003, was $398,300 with a related weighted average annualized interest rate of 1.55%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:

    AVERAGE NET ASSETS                      DREYFUS                  SAROFIM

    _________________                      _________                 _______

    0 up to $25 million                    .44 of 1%                .11 of 1%

    $25 million up to $75 million          .37 of 1%                .18 of 1%

    $75 million up to $200 million         .33 of 1%                .22 of 1%

    $200 million up to $300 million        .29 of 1%                .26 of 1%

    In excess of $300 million              .275 of 1%               .275 of 1%

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2003, the fund was charged $3,948,180 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $619,196 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $85,808 pursuant to the custody agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended June 30, 2003, the fund incurred total brokerage commissions of $240,105, of which $6,000 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $121,852,470 and $54,046,776, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $646,160,846, consisting of $779,091,250 gross unrealized appreciation and $132,930,404 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

               For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  141SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS APPRECIATION FUND, INC.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)